                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 1, 2004
                Date of Report (Date of Earliest Event Reported)

                              THE CHINA FUND, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          MARYLAND                   811-6651                   000000000
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)           Identification Number)

     225 FRANKLIN STREET, BOSTON, MASSACHUSETTS                      02110
      (Address of Principal Executive Offices)                     (Zip Code)

                                 1(888) 246-2255
              (Registrant's Telephone Number, Including Area Code)

ITEM 9. REGULATION FD DISCLOSURE.

         Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the monthly Insight report of the Fund's Listed Investment Manager.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2004

                                                 By:/s/ Mary Moran Zeven
                                                    ----------------------------
                                                    Name:  Mary Moran Zeven
                                                    Title: Secretary

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